Exhibit 10.1

Confidential treatment has been requested for portions of this Exhibit.  The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated by ***.  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SHARE SUBSCRIPTION AGREEMENT

THIS SHARE SUBSCRIPTION AGREEMENT (“Share Subscription Agreement”) is made this 4th day of August 2006

BY AND BETWEEN

J B Chemicals & Pharmaceuticals Limited, a Company incorporated under the Indian Companies Act, 1956, having its registered office at “Neelam Centre”, ‘B’ Wing, 4th Floor, Hind Cycle Road, Worli, Mumbai – 400 030, India, (hereinafter referred to as the “JBCPL”, which expression shall, unless it be repugnant to the meaning or context thereof, be deemed to mean and include its successors) of the ONE PART;

AND

Spectrum Pharmaceuticals, Inc., a Company incorporated under the laws of the State of Delaware and having its office at 157 Technology Drive, Irvine, California, USA, 92618, (hereinafter referred to as “SPECTRUM”, which expression shall, unless it be repugnant to the meaning and context thereof, mean and include its successors and permitted assigns) of the OTHER PART.

WHEREAS:

A.           JBCPL is a leading manufacturer and distributor of pharmaceutical products in India.  JBCPL also exports various pharmaceutical Products to various International countries.

B.             SPECTRUM is engaged in the development and marketing of pharmaceutical products for human use in the USA.

C.             JBCPL and SPECTRUM entered into a Limited Liability Company Agreement dated 16th April, 2002 (“LLC Agreement”) to form NEOJB inter alia for the purposes of obtaining regulatory approvals for the distribution and marketing of certain of the products manufactured by JBCPL in the USA, as mutually agreed upon between the parties.

D.            JBCPL and NEOJB entered into a Supply Agreement dated the 16th of April, 2002 (“Original Supply Agreement”), whereby it was agreed upon that NEOJB would obtain regulatory approvals to market certain products of JBCPL, appointed to be listed by the parties, under the Original Supply Agreement. and on the terms contained therein.

E.              By Memorandum of Understanding (“MOU”) dated the 6th of May, 2006, it was agreed upon between JBCPL, NEOJB and SPECTRUM that the Original Supply Agreement would be cancelled and JBCPL and SPECTRUM would enter into a new supply agreement (“Supply Agreement”) for JBCPL’s products Ciprofloxocin Tablets, Fluconazole Tablets ***. In addition, JBCPL shall purchase one-hundred twenty thousand (120,000) shares of SPECTRUM’s common stock, par value $0.001 per share (“Shares”), for one million dollars (“USD 1,000,000”).

F.              JBCPL and SPECTRUM are desirous of entering into the Share Subscription Agreement to record the terms and conditions on which JBCPL shall subscribe USD 1,000,000 to purchase the Shares SPECTRUM shall issue, and SPECTRUM shall allot the said Shares to JBCPL.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the adequacy of which is hereby acknowledged, it is hereby agreed upon by and between JBCPL and SPECTRUM hereto and this Share Subscription Agreement witnesseth as under:

(i)                                     JBCPL shall purchase from SPECTRUM the Shares for USD 1,000,000.

(ii)                                  The purchase of the Shares shall be subject to the approval of the Reserve Bank of India and/or such other appropriate regulatory authorities under the prevailing laws of India.

(iii)                               Upon execution of the Supply Agreement, and this Share Subscription Agreement by and between JBCPL and SPECTRUM, JBCPL shall apply to Reserve Bank of India and/or other such appropriate regulatory authorities for necessary approvals under the prevailing laws of India.

(iv)                              Registration of the Shares.  SPECTRUM shall use commercially reasonably efforts to register the Shares, at SPECTRUM’s sole expense, by including them in a registration statement filed by SPECTRUM (other than a registration statement on Form S-8 relating to shares offered to its employees under an employment benefit plan) with the Securities and Exchange Commission within one (1) month of the Shares having been purchased by and fully paid for by JBCPL.  Until such registration statement is effective, the Shares shall be subject to the restrictions on resale by JBCPL set forth or referred to in this Agreement.

(v)                                 In consideration for the issuance of the Shares to JBCPL, JBCPL hereby represents and warrants as follows:

1.                           Experience.  JBCPL has experience as an investor in securities of companies and acknowledges that it can bear the economic risk of its investment in the Shares.  JBCPL has either (a) a pre-existing personal or business relationship with SPECTRUM or any of its officers, directors or controlling persons that is of a nature and duration which enables JBCPL to be aware of the character, business acumen and general business and financial circumstances of SPECTRUM or (b) by reason of its business or financial expertise or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by SPECTRUM or any affiliate or selling agent of SPECTRUM, directly or indirectly, has the capacity to protect its own interests in connection with its acquisition of the Shares.

JBCPL represents and warrants that (i) by reason of its business or financial expertise, it has the capacity to protect its own interests in connection with its acquisition of shares of SPECTRUM and (ii) JBCPL is an “accredited investor” as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).

***         Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

2.                           Purchase Entirely for Own Account.  The Shares to be acquired by JBCPL will be acquired for investment for JBCPL’s own account not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and JBCPL has no present intention of selling, granting any participation in, or otherwise distributing the same.  JBCPL does not presently have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or entity or to any third person or entity, with respect to any of the Shares.  JBCPL has not been formed for the specific purpose of acquiring solely the Shares.

3.                           Disclosure of Information.  JBCPL has received and reviewed information about SPECTRUM and has had an opportunity to discuss SPECTRUM’s business, management and financial affairs with its management and to review SPECTRUM’s facilities in order to reach an informed and knowledgeable decision to acquire the Shares.  JBCPL understands and acknowledges that such discussions, as well as any written information issued by SPECTRUM (i) were intended to describe the aspects of SPECTRUM’s business and prospects which SPECTRUM believes to be material, but were not necessarily an exhaustive description, and (ii) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause SPECTRUM’s actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements.

4.                           Restricted Shares.  JBCPL understands that the Shares will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”) and without qualification and/or registration under any applicable state securities laws (“Blue Sky Laws”), in reliance upon specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the investment intent and the accuracy of JBCPL’s representations as expressed herein.  JBCPL understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, JBCPL must hold the Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Moreover, JBCPL understands that SPECTRUM is under no obligation to register and/or qualify the Shares, except as otherwise set forth in this Share Subscription Agreement.  In addition, JBCPL acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to SPECTRUM which are outside of JBCPL’s control, and which SPECTRUM is under no obligation and may not be able to satisfy.  JBCPL acknowledges that SPECTRUM will make a notation on its stock books regarding the restrictions on transfers set forth in this Section 4 and will transfer securities on the books of SPECTRUM only to the extent not inconsistent therewith.

5.                           Further Restrictions on Disposition.  Without in any way limiting the provisions of Section 4 above, JBCPL agrees not to make any disposition of all or any portion of the Shares unless and until the transferee has agreed in writing for the benefit of SPECTRUM to be bound by the representations and warranties contained herein (provided and to the extent such representations and warranties are then applicable), and any of the following conditions apply:  (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and the disposition is made in accordance with such registration statement; or (b) (i) JBCPL shall have notified SPECTRUM of the proposed disposition and shall have furnished SPECTRUM with a statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by SPECTRUM, JBCPL shall have furnished SPECTRUM with an opinion of counsel, reasonably acceptable to SPECTRUM, that such disposition will not require registration under the Securities Act.

6.                           Legends.  JBCPL understands that the Shares, and any securities issued in respect of or exchange for the Shares, may bear one or all of the following legends until they are no longer required by law or the provisions of this Agreement:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION CONTAINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.  NO HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.”

The legend set forth above shall be removed by SPECTRUM from any certificate evidencing Shares upon transfer of such Shares in compliance with Rule 144(k) under the Securities Act or upon delivery to SPECTRUM of an opinion, in form and substance and by counsel reasonably satisfactory to SPECTRUM, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the securities were issued.

7.                           Foreign Investors.  JBCPL hereby represents that it has satisfied or will satisfy itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares.  JBCPL’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of JBCPL’s jurisdiction and will not require SPECTRUM to obtain any permit, make any filing or take any other action in such jurisdiction.

8.                          Offshore Transaction.

a)              JBCPL is not organized under the laws of or is not a citizen or resident of the United States and was not formed for the purpose of investing in securities not registered under the Securities Act, does not have any of its securities registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not owned by U.S. Persons as defined in Regulation S and herein.

b)             At the time the buy order to purchase the Shares was originated, JBCPL was outside the United States.

c)              No offer to purchase the Shares was made in the United States nor were any “directed selling efforts” as defined in Rule 902 of Regulation S made in the United States.

d)             All subsequent offers and sales of the Shares shall be made in compliance with Regulation S, pursuant to registration of the securities under the Securities Act or pursuant to an exemption from such registration.

e)              JBCPL agrees that from the date hereof until after one year after the closing of the purchase of the Shares hereunder (the “Restrictive Period”), JBCPL agrees, upon any offer, sale, or transfer of the Shares (including any interests therein), JBCPL, or any successor, or any Professional under its direction (as defined below) (except for sales of any Shares registered under the Securities Act or otherwise exempt from such registration) (i) will not sell to a U.S. Person or to an account of or for the benefit of a U.S. Person or to anyone believed to be a U.S. Person; (ii) will not engage in any efforts to sell the Shares in the United States; (iii) will, at the time the buy order or transfer is originated, believe the buyer or transferee is outside the United States; (iv) will send to any transferee who is a Professional, whether acting as agent or principal, a confirmation or other notice stating that the Professional is subject to the same restrictions on transfer to U.S. Persons or for the account of or benefit of U.S. Persons during the Restrictive Period as provided herein; and (v) will not in connection with the common stock of SPECTRUM engage in the United States in any short selling, option writing, equity swaps, or other types of hedging transactions or derivative transactions.  SPECTRUM will not honor or register and will not be obligated to honor or register any transfer in violation of these provisions.

f)                For purpose hereof, in general, a “U.S. Person” means any natural person, resident of the United States; any partnership or corporation organized or incorporated under the laws of the United States or any state or territory thereof; any estate of which any executor or administrator is a U.S. Person; any trust of which any trustee is a U.S. Person; any agency or branch of a foreign entity located in the United States; any nondiscretionary account or similar account, other than an estate or trust, held by a dealer or other fiduciary for the benefit of a U.S. person; any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and any partnership or corporation if organized or incorporated under the laws of any foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities and not registered under the Securities Act unless it is organized or incorporated, and owned, by “accredited investors,” as defined under Rule 501(a) under the Securities Act, who are not natural persons, estates or trusts.  “U.S. Person” is further defined in Rule 902(k) under the Securities Act.

g)             A “Professional” is a “distributor” as defined in Rule 902(d) under the Securities Act (generally any underwriter, dealer or other person, who participates, pursuant to a contractual arrangement, in the distribution of the Shares); a dealer as defined in Section 2(12) of the Exchange Act (encompassing those who engage in the business of trading or dealing in securities as agent, broker, or principal); or a person receiving a selling concession, fee, or other remuneration in respect of the sale of the Shares sold.  JBCPL understands and acknowledges that SPECTRUM will refuse the transfer of the Shares if such transfer is not made in compliance with applicable securities laws as set forth in d) above.

(vi)                              This Share Subscription Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to conflict of law principles.  SPECTRUM and JBCPL irrevocably submits to the jurisdiction of the United States District Court sitting in New York, New York for the purposes of any suit, action or proceeding arising out of or relating to this Share Subscription Agreement and hereby waives any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

(vii)                           This Share Subscription Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have set and subscribed their respective hands hereunto on the day, month and year first hereinabove written.

SIGNED AND DELIVERED	)	FOR J.B. CHEMICALS &
BY THE WITHIN NAMED “JBCPL”	)	PHARMACEUTICALS LTD.
THROUGH ITS CHAIRMAN & MANAGING	)
DIRECTOR SHRI J. B. MODY	)	/S/	SHRI J.B. MODY
PURSUANT TO THE RESOLUTION PASSED BY	)		MANAGING DIRECTOR/DIRECTOR
THE BOARD OF DIRECTORS OF	)
J B CHEMICALS & PHARMACEUTICALS LIMITED	)
AT A BOARD MEETING HELD ON 27th of July 2006)

IN THE PRESENCE OF WITNESS:
NAME	MR. BEEJAL DESAI	/S/	BEEJAL DESAI
ADDRESS	J.B. CHEMICALS & PHARMACEUTICALS, LTD.
NEELAM CENTRE, B-WING, 4TH FLOOR
HIND CYCLE ROAD, WORLI, MUMBAI-30

BY THE WITHIN NAMED “SPECTRUM”	)
THROUGH ITS CHAIRMAN, CEO AND PRESIDENT	)
RAJESH C. SHROTRIYA, M.D.	)	/S/	RAJESH C. SHROTRIYA
PURSUANT TO THE RESOLUTION PASSED BY	)
THE BOARD OF DIRECTORS OF	)
SPECTRUM PHARMACEUTICALS, INC.	)
BY UNANIMOUS WRITTEN CONSENT DATED JUNE 20, 2006)

IN THE PRESENCE OF WITNESS:
NAME	WILLIAM N. PEDRANTI, ESQ.	/S/	WILLIAM N. PEDRANTI
ADDRESS	SPECTRUM PHARMACEUTICALS, INC.
157 TECHNOLOGY DRIVE
IRVINE, CA 92618, USA